BUSINESS COMBINATION AND INVESTMENT IN AN AFFILIATED COMPANY (Summary of Fair Value of Assets Acquired, Liabilities Assumed, Intangible Assets and Resulting Bargain Purchase) (Details) - Turbochrome Ltd. [Member] - USD ($)
$ in Thousands
	Dec. 31, 2015	Oct. 19, 2015
Business Acquisition [Line Items]
Cash and cash equivalents		$ 1,164
Inventories		616
Other current assets		2,169
Property, plant and equipment		6,825
Identifiable intangible assets:
Customers relationships		1,342
Current liabilities		(2,857)
Deferred Taxes		(271)
Accrued severance pay		(15)
Net Identifiable assets acquired		8,973
Gain from bargain purchase		(4,833)
Total consideration (including contingent consideration in amount of $640)		4,140
Contingent consideration	$ 640	$ 640